UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2007
                                                        ------------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-31565                 06-1377322
------------------------------    ----------------    --------------------------
 (State or other jurisdiction        Commission            (I.R.S. Employer
     of incorporation or            File Number           Identification No.)
       organization)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 8.01      Other Events
               ------------

               On September 26, 2007, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that, in connection with its prospective acquisition of Synergy Financial
               Group, Inc.("Synergy"), the Company's wholly owned subsidiary, New York Community Bank, has received the approval of the New York State Banking Department to acquire Synergy's wholly owned subsidiary, Synergy Bank. As a result, the acquisition is scheduled to be completed on the morning of October 1, 2007. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

          (d) Attached as Exhibit 99.1 is the press release issued by the Company on September 26, 2007 to announce that the New York State Banking Department approved the acquisition of Synergy Bank by New York Community Bank.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 26, 2007                NEW YORK COMMUNITY BANCORP, INC.
       ------------------



                                         /s/ Ilene A. Angarola
                                         ---------------------
                                         Ilene A. Angarola
                                         First Senior Vice President
                                         and Director, Investor Relations

                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1         Press release issued by the Company on September 26, 2007.